Petroleum Development Corporation
OGIS New York
April 20, 2009
NASDAQ:PETD

Disclaimer
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.  However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation; actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms “probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.

Rick McCullough
Chairman & Chief Executive Officer

PDC History Snapshot
•	NASDAQ:PETD
•	Founded in 1969
•	Market cap of $209.3 million at 4/9/09
•	Operate in the Rockies, Appalachia and Michigan
•	A leading producer in the Rocky Mountain region
•	Reported record results in 2008 and exited the year with strong balance sheet metrics and liquidity
•	Outstanding financial, technical and operating teams built in the past five years
See Slide 2 regarding Forward Looking Statements

2008 Fundamentals
	2008	2007	2006
Production (Bcfe)	38.7	28.0	17.0
Proved Reserves (Bcfe)	753	686	323
Realized Gas Prices (Mcfe)(1)	$8.66	$6.52	$6.91
Adj. EBITDA ($ millions)(2)	$192.5	$104.2	$80.3
Adj. Cash Flow from Operations ($ millions)(2)	$200.1	$95.6	$29.8
Adjusted Cash Flow from Operations, per diluted share (2)	$13.48	$6.44	$2.00
Stock Price(3)	$79.09 - $11.50	$61.91 - $35.73	$47.44 - $32.12
(1)	Equivalent prices including oil sales, natural gas liquids and realized derivative gains and losses. Excludes non-realized derivative gains & losses
(2)	See appendix for reconciliation to GAAP. Gain on leasehold sales excluded.
(3)	Hi-low range, per year.
See Slide 2 regarding Forward Looking Statements

2009 Will Be Challenging
•	2008 – superior growth year
–	Production/Revenues
–	EBITDA/CASH FLOW
–	EPS/CFPS
•	2009 will be a challenging year
–	Valuable hedges - $153.5 MM MTM at 12/31/08
–	CAPEX reduced 50-60%, to $120 MM
–	Current strong liquidity position; will monitor it closely
–	Bank borrowing base redetermination in April
–	Substantial cost reduction/operational enhancement efforts underway
See Slide 2 regarding Forward Looking Statements

Cost Control and Operational Enhancements
•	Implementing an internal strategic reassessment process
–	Measuring activities based on their contribution to shareholder value
–	Entire company involved
–	Will drive future decision making
•	Review of all major elements of cost
•	Basin by basin operational enhancement review
–	Costs; logistics; marketing
See Slide 2 regarding Forward Looking Statements

2008 Operations Review
See Slide 2 regarding Forward Looking Statements

Core Operating Regions {graphic}
2008 Proved Reserves – 753 Bcfe
Appalachian Basin 15%
Rocky Mountains 82%
Michigan Basin 3%

2008 Production – 38.7 Bcfe
Appalachian Basin 10%
Rocky Mountains 86%
Michigan Basin 4%

Rocky Mountains
2007 Proved Reserves: 559 Bcfe
2007 Production: 23.5 Bcfe
2008 Proved Reserves: 620 Bcfe
2008 Production: 33.2 Bcfe

Michigan Basin
2007 Proved Reserves: 24 Bcfe
2007 Production: 1.7 Bcfe
2008 Proved Reserves: 20 Bcfe
2008 Production: 1.6 Bcfe

Appalachian Basin
2007 Proved Reserves: 103 Bcfe
2007 Production: 2.7 Bcfe
2008 Proved Reserves: 113 Bcfe
2008 Production: 3.9 Bcfe
See Slide 2 regarding Forward Looking Statement

Operating Highlights {graphic}
Historical Drilling
	Net Wells	Gross Wells
2002	14	70
2003	30	111
2004	45	158
2005	111	242
2006	138	231
2007	278	349
2008	333	379
2009E	89-139	105-155

2008 Production increased 38% to 38.7 Bcfe
2008 Proved reserves increased 10% to 753 Bcfe

2008 Drilling Activity
Gross Wells Drilled - 379
Net Wells Drilled - 333
Development - 357
Exploratory – 22

Planned 2009 Drilling Activity
Gross Wells – 105-155
Net Wells – 89-139
See Slide 2 regarding Forward Looking Statement

Net Production {graphic}
See Slide 2 regarding Forward Looking Statement

YE2008 Reserves Total Proved By Basin {graphic}
753 Bcfe
Piceance, 373, 50%
NECO, 47, 6%
Appalachia, 113, 15%
Michigan, 20, 3%
Wattenberg, 199, 26%
Other, 1, 0%
See Slide 2 regarding Forward Looking Statement

YE2008 Proved Reserves
•	Proved reserves improved 10% from 2007 levels
•	PDPs improved 6% from 2007 levels
•	Downward revisions of approximately 75 Bcfe due to reduced commodity pricing and increased costs
•	Upward operational revisions were 41 Bcfe
•	Extensions/additions were 139 Bcfe
•	Reclassified PDNPs (Recompletions and Refracs) in Wattenberg to PUDs

Summary Reserve Data
	Proved Reserves (Bcfe)(1)
Area	2007 YE	2008 YE	% Growth	% Developed	% Natural Gas
Rockies	559	620	11%	38%	86%
Appalachia	103	113	10%	65%	100%
Michigan	24	20	(17)%	100%	99%
Total	686	753	10%	44%	88%
(1)	Independent reserve engineer’s estimates
See Slide 2 regarding Forward Looking Statement

F&D Costs
	2008	2007	2006	2005
Acquisition of Properties	(in millions)
Proved Properties	$13.0	$257.3	$0.8	$1.6
Unproved Properties	―	13.7	11.9	16.9
Development Costs	257.9	194.0	114.5	68.6
Exploration Costs
Exploratory Drilling	15.6	13.0	18.7	12.9
Geological & Geophysical	2.1	6.3	2.2	0.0
Total Costs Incurred	$288.7	$484.3	$148.1	$100.0

*Additions to Reserves (Bcfe)	107.4	396.3	66.9	80.3
F&D Cost ($/Mcfe)	2.69	1.22	2.21	1.25
Additions to reserves = year-end proved reserves + production + dispositions to partnerships - beginning of year proved reserves
See Slide 2 regarding Forward Looking Statement

2009 CAPEX
	2008	2009	%Change
Net Development Capital (MM$)	258	90 to 102	-65% to -60%
Exploration, Land, G&G (MM$)	18	5	-72%
Acquisitions	13	0	-100%
Miscellaneous Capital (MM$)	34	13	-62%
Total Net Capital (MM$)	$323	$108 to $120	-67% to -63%
See Slide 2 regarding Forward Looking Statement

Operations Forecast
2008 vs. 2009
	2008	2009E	% Change
Total Net Production (Bcfe)	39	42.5 – 44	10% to 14%
Gross Exit Rate (MMcfe/d)	214	180 – 184	-16% to -14%
Net Exit Rate (MMcfe/d)	122	109 – 112	-11 to -8%
Net Development Capital (MM$)	$258	$90 - $102	-65% to -60%
Gross Number of Drilling Projects	379	105 - 155	-72 to -59%
Gross Number of Other Projects	165	40	-76%
See Slide 2 regarding Forward Looking Statement

2009 Operations Guidance
•	42.5–44 Bcfe total production
•	Capex of $108 - $120 MM
•	105 - 155 wells
•	Significant Capex slowdown
•	Focus on drilling costs/LOE reductions
•	Capex expected to be in line with anticipted cash flow
•	Flexibility to adjust Capex to respond to market conditions
See Slide 2 regarding Forward Looking Statement

Marcellus Shale Highlights
•	Two vertical wells completed and on line
–	Initial rates from 376 Mcfd to 232 Mcfd
•	One vertical well completed and on flow back
•	One vertical well waiting on completion
•	Typical shale analysis being conducted
–	Two cores currently being evaluated
–	Shale indicators have provided positive feedback
•	Electric logs
•	Gas analysis
•	Early core data
See Slide 2 regarding Forward Looking Statement

Future Plans
Marcellus Shale
•	Drill five additional vertical tests
–	Evaluate greater geographic area
–	Test completion types
–	Continue to establish shale quality
•	Determine proper location for horizontal test
•	Establish midstream and downstream strategy for full development
See Slide 2 regarding Forward Looking Statement

2009 Cost Management
	Capital		Lease Operating Expense
	Projected Cost Reduction Per Well by July 2009	Projected % Savings by July 2009	Projected Cost Savings Per Month by July 2009	Projected % Savings Per Month by July 2009
Piceance	$590,000	22	$176,000	15
Wattenberg	168,000	20	210,000	14
NECO	51,000	21	62,000	13
East	37,050	9	98,000	10
See Slide 2 regarding Forward Looking Statement

Takeaways
•	PDC’s inventory is low risk, predictable reserve projects
–	2009 Capex is dramatically reduced
•	Lower natural gas prices
•	Capital cost increases 2005 – 2008
•	Capital market environment
•	PDC has built an exceptional technical/geoscience team over the past several years
–	Prepared for increased activity on existing assets
–	Apply organizational strength to possible acquisitions
•	2009 Capex will be reduced with intensified focus on:
–	Capital cost improvements
–	Production engineering / production optimization
–	LOE improvements
•	Marcellus shale provides production / reserve opportunity
–	Define opportunity in 2009
–	Partial to full implementation in 2010
•	PDC is proactively managing operations as the market fluctuates
–	Rockies rig count is dramatically reduced
–	Costs are improving very quickly
–	PDC is maintaining full operational flexibility
–	Every project is evaluated as market fluctuates
See Slide 2 regarding Forward Looking Statement

2008 Summary Financial Results
($ in millions, except for per share data)
	Year Ended December 31,
	2008	2007*
Income from operations	$202.3	$60.8
Net income	$113.3	$33.2
Diluted earnings (per share)	$7.63	$2.24
Production (Bcfe)	38.7	28.0
Realized gas prices (per Mcfe) (1)	$8.66	$6.52
Unrealized hedging gains	$118.4	($4.4)
(1)	Equivalent prices including oil sales, natural gas liquids and realized derivative gains and losses. Excludes non-realized derivative gains & losses
*2007 data includes a $33 million gain on leasehold sales.
See Slide 2 regarding Forward Looking Statement

2008 Summary Financial Results
($ in millions, except for per share data)
	Year Ended December 31,
	2008	2007
O&G Revenues	$321.9	$175.2
O&G Production & Well Operating Costs	$78.2	$49.3
O&G Operating Margin(1)	$243.7	$125.9
Adjusted Net Income(2)	$44.6	$37.5
Adjusted Cash Flow from Operations(2)	$200.1	$95.6
Adjusted Cash Flow from Operations (per share) (2)	$13.48	$6.44
DD&A	$104.6	$70.8
G&A	$37.7	$31.0
(1)	O&G operating margin is defined as O&G sales less O&G production and well operations costs.
(2)	See appendix for reconciliation to GAAP.
See Slide 2 regarding Forward Looking Statement

Energy Market Exposure {graphic}
Percentage of Mcfe Sold by Market (for Twelve Months Ended December 31, 2008)
Colorado Interstate Gas (CIG), 39%
Crude Oil, 16%
NYMEX, 10%
Mid Continent, 12%
San Juan Basin / Southern California, 16%
Mich-Con, 4%
Colorado Liquids, 2%
Other, 1%
See Slide 2 regarding Forward Looking Statement

Debt Maturity Schedule ($ in millions) {graphic}
•	$375 million revolver matures November 4, 2010
•	Maturity schedule reflects:
–	Mitigation of liquidity risk
–	Diversification of funding sources
•	As of December 31, 2008:
–	$195 MM drawn balance
–	$51 MM cash balance
–	$231MM available liquidity
•	April 2009 borrowing base redetermination
See Slide 2 regarding Forward Looking Statement

CAPEX Spending & Production Growth
	2008	2007	2006
CAPEX Total ($MM)	$323	$239	$147
CAPEX Developmental ($MM)	$258	$194	$115

Organic Production Growth(1)	38%	32%	20%
Total Production Growth(1)	38%	65%	24%
(1) Internal estimate.
See Slide 2 regarding Forward Looking Statement

2009 Guidance
See Slide 2 regarding Forward Looking Statement

2009 Assumptions(1)
•	Reserves, production and capital expenditures per the internal operational plan
•	Production taxes and direct operating costs determined on a field-by-field basis
•	SG&A flat with 2008
•	DD&A based on field-by-field depreciation analysis
(1) The Company does not intend to update these estimates during the year.
See Slide 2 regarding Forward Looking Statement

2009 Assumptions(1), cont’d.
•	Revolver interest rate at pricing grid plus LIBOR spread
•	$203 MM Senior Notes interest yield of 12.25%
•	2009 commodity pricing based on high and low NYMEX Gas/Oil cases
•	Differentials (NYMEX Gas/Oil) determined on field by field basis, averaged 21% / 12% for gas and oil, respectively
•	50% of exploration expenditures expensed. No production or reserve impacts from exploration activities
See Slide 2 regarding Forward Looking Statement

Open Derivative Positions
(as of March 27, 2009)1

	Floors		Ceilings	Swaps
	Period		Period	Period
Index	Qty (Gas - MMBtu Oil - Bbls)	Price	Qty (Gas - MMBtu Oil - Bbls)	Price	Qty (Gas - MMBtu Oil - Bbls)	Price
CIG	04/2009 - 03/2011		04/2009 - 03/2011		01/2009 - 10/2010
	14,608,217	$5.96	14,608,227	$9.44	13,049,603	$6.14
CIG - Basis					11/2010 - 12/2013
					22,180,123	$1.88
NYMEX - Gas	01/2009 - 03/2011		01/2009 - 03/2011		01/2009 - 03/2012
	4,890,901	$7.81	4,890,893	$13.59	6,780,932	$8.37
PEPL - Gas	04/2009 - 03/2011		04/2009 - 03/2011		01/2009 - 10/2010
	3,880,000	$6.49	3,880,000	$10.95	2,110,000	$8.50
NYMEX – Oil					01/2009 - 12/2010
					1,155,012	$91.64
1Includes positions which matured subsequent to 12/31/2008.
See Slide 2 regarding Forward Looking Statement

Oil and Gas Hedges in Place at March 27, 2009
	2009	2010	2011
Weighted Average Hedge Price (Mcfe)(1)
With Floors	$8.33	$7.51	$6.23
With Ceilings	$10.52	$8.79	$9.21
% of Forecasted Production(2)	77%	82%	13%
Weighted Avg Forward Price(3)	$4.18	$5.34	$6.10
Weighted Avg Price of Forecasted Production(4)	$7.36	$7.13	$6.12
Weighted Avg Price of Forecasted Production (Assuming 15% increase in Forecasted Production)	$6.95	$6.89	$6.11
(1)	Excludes basis swaps from 11/2010 through 12/2013.
(2)	Based on 12/31/08 PDP only.
(3)	Based on forward curves as of 3/10/2009.
(4)	Represents a blended price for forecasted production at hedged prices and at forward prices.
See Slide 2 regarding Forward Looking Statement

2009 Earnings Guidance
	Low	High

Total E&P Revenue	$233	$274

Production Taxes	10	13
Operating Expenses	61	61
G&A	34	38
EBITDAX	$128	$162

Exploration Expense	5	5
DD&A	108	108
Net Interest Expense	34	33
Taxes	(5)	4
Net Income	($14)	$12
Stock-based Compensation	5	5
DD&A	108	108
Exploratory / Dry Hole Cost	5	6
Other	1	(4)
Cash Flows from Operations	$105	$127
OP CFPS	$7.06	$8.54
See Slide 2 regarding Forward Looking Statement

Adjusted EBITDA {graphic} $ in millions
2009E - $124-$153
2008 - $311
2007* - $138
•	EBITDA represents Net Income + Interest Expense + Income Taxes + Depreciation, Depletion and Amortization
•	2008’s EBITDA reflects higher prices of 30% and higher production of 38% vs. 2007
•	2009’s EBITDA reflects higher production offset by lower prices vs. 2008
*2007 includes a gain on sale of leaseholds of $33 MM.  2008 includes an unrealized derivative gain of $118 MM
Note:  See appendix for reconciliation to GAAP.
See Slide 2 regarding Forward Looking Statement

Adjusted Cash Flow from Operations {graphic} $ in Millions
2009E - $106-$133
2008 - $200
2007 - $96
•	Adjusted cash flow from operations represents cash flow from operations before impact of working capital
Note: See appendix for reconciliation to GAAP.
See Slide 2 regarding Forward Looking Statement

Costs Related to Oil and Gas Drilling (per Mcfe)
	2009E	2008	2007
Average lifting costs	$0.98	$1.07	$0.90
DD&A (O&G properties only)	$2.44	$2.51	$2.37
See Slide 2 regarding Forward Looking Statement

2009 Guidance
Qualitative Comments
•	Strong financial position
–	Conservative relative debt metrics support opportunistic growth strategy
–	Strong relative liquidity position
•	Existing reserve base provides significant growth potential
–	Predictable low-risk production profile
•	Realized prices will have greatest impact on results
See Slide 2 regarding Forward Looking Statement

2008 Financial Results
APPENDIX

Adjusted EBITDA Reconciliation ($ in millions)

	2009E		2008	2007
	Low	High
Net income	($14.0)	$12.0	$113.3	$33.2
Gain on sale of leaseholds	-	-	-	(33.3)
Unrealized derivative (gain) loss	-	-	(118.4)	4.4
Interest, net	34.0	33.0	27.5	6.6
Income taxes	(5.0)	4.0	61.5	21.0
Depreciation	108.0	108.0	104.6	70.8
Other	1.0	(4.0)	4.0	1.5
EBITDA	124.0	153.0	192.5	104.2
See Slide 2 regarding Forward Looking Statement

Adjusted Cash Flow Reconciliation
($ in millions)
	2009E	2008	2007
Net Cash provided by Operating Activities	$105.0 - $127.0	$139.1	$60.3
Changes in Assets & Liabilities Related to Operations	$1.0 - $6.0	61.0	35.3
Adjusted Cash Flow from Operations	$106.0 - $133.0	$200.1	$95.6
See Slide 2 regarding Forward Looking Statement

Adjusted Net Income Reconciliation
($ in millions)
	2009E	2008	2007
Net income	$(14) to $12	$113.3	$33.2
Unrealized derivative (gain) loss	-	(118.4)	4.4
Tax effect(1)	-	45.7	(1.6)
Other	-	4.0	1.5
Adjusted net income	$(14) to $12	$44.6	$37.5
(1)	Tax rate exclusive of discrete items.
See Slide 2 regarding Forward Looking Statement

2007-2009E Financial Metrics {graphic}
Production (Bcfe)
2007 – 28.0
2008 – 38.7
2009E – 42.5-44.0

Oil& Gas Revenue ($MM)
2007 – 175
2008 - 322
2009E – 233-274

EBITDAX ($MM)
2007 – 155
2008 – 352
2009E – 128-162

CAPEX ($MM)
2007 – 239
2008 – 323
2009E – 108-120
See Slide 2 regarding Forward Looking Statement

2007-2009E Operating & Credit Metrics {graphic}
Total Operating Costs ($/Mcfe)
2007 – 6.23
2008 – 6.86
2009E – 5.07-5.27

Total Debt / Cap (%)
2007 – 37
2008 – 44
2009E – 46-49

Production Cost ($/Mcfe)
2007 – 1.76
2008 – 2.02
2009E – 1.58-1.65

Total Debt / EBITDAX(1)
2007 – 1.5
2008 – 1.1
2009E – 2.6-3.3
(1) Earnings before interest, taxes, depreciation, depletion and amortization and exploration expense
See Slide 2 regarding Forward Looking Statement

Petroleum Development Corporation
OGIS New York
April 20, 2009
NASDAQ:PETD